UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8‑K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):
September 28, 2015
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BG STAFFING, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36704 (Commission File Number)	26-0656684 (I.R.S. Employer Identification Number)
5850 Granite Parkway, Suite 730
Plano, Texas 75024
(Address of principal executive offices, including zip code)
(972) 692-2400
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

BG Staffing, Inc. (the “Company” or “we” or “us”) filed a Form 8-K, with the Securities and Exchange Commission on September 30, 2015 (the “Original Filing”) to report the completion of its acquisition of substantially all of the assets, and certain of the liabilities, of Vision Technology Services, Inc.,, Vision Technology Services, LLC, and VTS-VM, LLC. In the Original Filing, we stated that required financial statements and pro forma financial information would be filed by amendment within seventy-one (71) calendar days from the date that the Original Filing was required to be filed. This Form 8-K/A is being filed to amend Item 9.01 of the Original Filing to provide the required financial statements and pro forma financial information described under Item 9.01 below. No other amendments are being made to the Original Filing.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

The audited consolidated financial statements of Vision Technology Services, Inc. as of and for the years ended December 31, 2013 and 2014, and unaudited financial statements as of September 27, 2015 and for the eight months and twenty-seven days period ended September 27, 2015 and the nine months ended September 30, 2014 and the notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro forma financial information

The unaudited pro forma condensed combining balance sheet as of September 27, 2015, and the unaudited pro forma condensed combining statements of operations for the period ended September 27, 2015 and fiscal year ended December 2014, and the notes thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits
2.1
ASSET PURCHASE AGREEMENT dated, as of September 28, 2015, by and between BG STAFFING, LLC, as Buyer, VISION TECHNOLOGY SERVICES, INC., VISION TECHNOLOGY SERVICES, LLC and VTS-VM, LLC, collectively, as Sellers, and M. SCOTT CERASOLI AND ROBERT TROSKA, collectively, as the Selling Persons (incorporated by reference to the Company’s Current Report on Form 8-K filed on September 30, 2015).

	23.1	Consent of Independent Auditors.
	99.1	Press Release, dated September 29, 2015 (incorporated by reference to the Company’s Current Report on Form 8-K filed on September 30, 2015).
99.2
Audited consolidated financial statements of Vision Technology Services, Inc. as of and for the years ended December 31, 2013 and 2014, and the notes thereto, and the unaudited consolidated financial statements of Vision Technology Services, Inc. as of September 27, 2015 and for the periods ended September 30, 2014 and September 27, 2015, and the notes thereto.

99.3
Unaudited pro forma condensed combining balance sheet as of September 27, 2015, and the unaudited pro forma condensed combining statements of operations for the period ended September 27, 2015 and fiscal year ended December 2014, and the notes thereto.

*
Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. BG Staffing, Inc. hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BG STAFFING, INC.

Date:	December 9, 2015	/s/ Dan Hollenbach

		Name:	Dan Hollenbach
		Title:	Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1
ASSET PURCHASE AGREEMENT dated, as of September 28, 2015, by and between BG STAFFING, LLC, as Buyer, VISION TECHNOLOGY SERVICES, INC., VISION TECHNOLOGY SERVICES, LLC and VTS-VM, LLC, collectively, as Sellers, and M. SCOTT CERASOLI AND ROBERT TROSKA, collectively, as the Selling Persons (incorporated by reference to the Company’s Current Report on Form 8-K filed on September 30, 2015).

23.1	Consent of Independent Auditors.
99.1	Press Release, dated September 29, 2015 (incorporated by reference to the Company’s Current Report on Form 8-K filed on September 30, 2015).
99.2
Audited consolidated financial statements of Vision Technology Services, Inc. as of and for the years ended December 31, 2013 and 2014, and the notes thereto, and the unaudited consolidated financial statements of Vision Technology Services, Inc. as of September 27, 2015 and for the periods ended September 30, 2014 and September 27, 2015, and the notes thereto.

99.3
Unaudited pro forma condensed combining balance sheet as of September 27, 2015, and the unaudited pro forma condensed combining statements of operations for the period ended September 27, 2015 and fiscal year ended December 2014, and the notes thereto.

*
Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. BG Staffing, Inc. hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

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